                                                                       EXHIBIT 1

                             UNDERWRITING AGREEMENT

                           NATIONAL MEDIA CORPORATION

                                [       ] Shares

                                  Common Stock

                           (Par Value $.01 Per Share)


                                                             [           ], 1996


J.P. MORGAN SECURITIES INC.
TUCKER ANTHONY INCORPORATED
  As Representatives
  of the Several Underwriters
  Listed in Schedule I hereto
            ----------
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

Dear Sirs:

     National Media Corporation, a Delaware corporation (the "Company"),
                                                              -------
proposes to issue and sell to the several Underwriters listed in Schedule I
                                                                 ----------
hereto (the "Underwriters"), for whom you are acting as representatives (the
             ------------
"Representatives"), an aggregate of [           ] shares (the "Underwritten
- ----------------                                               ------------
Shares") of common stock, par value $.01 per share, of the Company (such shares
- ------
of common stock, together with the rights (the "Rights") attached thereto to
                                                ------
purchase the Company's Series A Preferred Stock, par value $.01 per share (the

"Series A Preferred Stock"), issued pursuant to a Stockholder Rights Plan dated
- -------------------------
as of January 3, 1994 between the Company and Mellon Securities Trust Company, as rights agent (the "Rights Agreement"), being hereinafter referred to as the
                      ----------------
"Common Stock") and, for the sole purpose of covering over-allotments (if any)
- -------------
in connection with the sale of the Underwritten Shares, at the option of the
Underwriters, up to an additional [       ] shares of Common Stock (the "Option
                                                                         ------
Shares").  The Underwritten Shares and the Option Shares are herein referred to
- ------
as the "Shares."
        ------

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the
                 ----------
Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration
                                          --------------
statement on Form S-3 (File No. [       ]), including a prospectus, relating to
the Shares.

Such registration statement, as amended at the time when it became or shall become effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, together with any related registration statement filed with the Commission for registration of a portion of the Shares which registration statement becomes effective pursuant to Rule 462(b) under the Securities Act, is referred to in this Agreement as the "Registration
                                                         ------------
Statement," and the prospectus in the form first used to confirm sales of Shares
- ---------
is referred to in this Agreement as the "Prospectus."  Any reference in this
                                         ----------
Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend," "amendment" or "supplement" with respect to the Registration
    -----    ---------      ----------
Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated
                               ------------
by reference therein.

     The Company wishes to confirm as follows its agreement with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Shares by the Underwriters:

     1. The Company agrees to issue and sell the Underwritten Shares to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective number of Underwritten Shares set forth opposite
such Underwriter's name in Schedule I hereto at a purchase price of $[   ] per
                           ----------
share (the "Purchase Price").
            --------------

     In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as hereinafter provided, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and
not jointly, from the Company up to an aggregate of [       ]

Option Shares at the Purchase Price for the sole purpose of covering over-allotments (if any) in connection with the sale of the Underwritten Shares by the several Underwriters.

     If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter on an Additional Closing Date (as hereinafter defined) shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased on such Additional Closing Date as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Underwritten Shares
               ----------
increased as set forth in Section 9 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make.

     The Underwriters may exercise the option to purchase the Option Shares at any time (and from time to time) on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

     2. The Company understands that the Underwriters intend (a) to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Representatives is advisable and (b) initially to offer the Shares upon the terms set forth in the Prospectus.

     3. Payment for the Shares shall be made to the Company or to its order by Federal Reserve funds check or checks or wire transfer of immediately available funds at the office of J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 at [ ]:00 A.M., New York City time, in the case of the
Underwritten Shares, on [           ], 1996, or at such other time on the same
or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of Option Shares, on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the "Closing Date" and the
                                                       ------------
time and date of each such payment for the Option Shares, if other than the Closing Date, are herein referred to as an "Additional Closing Date". As used
                                            -----------------------
herein, the term "Business Day" means any day other than a day on which banks
                  ------------
are permitted or required to be closed in New York City.

     Payment for the Shares to be purchased on the Closing Date or an Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such amounts as the Representatives shall request in writing not later than one full Business Day prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Shares duly paid by the Company. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

     4. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Date that:

          (a) (i) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and (ii) each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, when so filed, conformed in all material respects to the requirements of the Securities Act, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the
                                                 --------
     representations and warranties set forth in this clause (ii) shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the

     Representatives expressly for use in any preliminary prospectus;

          (b) (i) no order preventing or suspending the use of the Prospectus has been issued by the Commission and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and (ii) the Prospectus conforms or will conform, as the case may be, in all material respects to the requirements of the Securities Act, and the Prospectus does not or will not, as the case may be, and will not as of the applicable date of any amendment or supplement thereto or as of the Closing Date or any Additional Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided
                                                                      --------
     that the representations and warranties set forth in this clause (ii) shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representations expressly for use in the Prospectus or any amendment or supplement thereto;

          (c) (i) no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and (ii) the Registration Statement conforms or will conform, as the case may be, in all material respects to the requirements of the Securities Act, and the Registration Statement does not or will not, as the case may be, and will not as of the applicable effective date of any amendment thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the representations and warranties set forth in this clause
     --------
     (ii) shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement or any amendment thereto;

          (d) each of the documents filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus, when filed with the Commission, conformed to the requirements of the Exchange Act and no such document contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (e) no order or notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened;

          (f) Ernst & Young LLP, who are reporting on the audited financial statements and supporting schedules of (i) the Company, (ii) Direct America Corporation and California Production Group, Inc. (collectively, "Direct
                                                                       ------
     America"), (iii) Prestige Marketing Limited ("Prestige"), (iv) Prestige
     -------                                       --------
     Marketing International Limited ("Prestige International") and (v) Suzanne
                                       ----------------------
     Paul Holdings Pty Ltd. ("Suzanne") in each case included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants within the meaning of the Securities Act; Deloitte & Touche, L.L.P., who are reporting on the audited financial statements and supporting schedules of Positive Response Television, Inc. ("Positive
                                                                  --------
     Response") included or incorporated by reference in the Registration
     --------
     Statement and the Prospectus, are independent public accountants within the meaning of the Securities Act; the consolidated financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; the combined financial statements of Direct America, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the combined financial position of Direct America as of the dates indicated and the results of their operations and the changes in their combined cash flows for the periods specified; the financial statements of Prestige, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of Prestige as of the dates indicated and the results of its operations and the changes in its cash flow for the periods specified; the financial statements of Prestige International, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of Prestige International as of the dates indicated and the results of its operations and the changes in its cash flows for the periods specified; the consolidated financial statements of Suzanne, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of Suzanne and its consolidated subsidiaries as of the dates indicated and the results of the operations and the changes in their consolidated cash flow for the periods specified; the consolidated financial statements of Positive Response, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of Positive Response and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; each of (1) the consolidated financial statements of the Company, (2) the combined financial statements of Direct America and (3) the consolidated financial statements of Positive Response included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the financial statements of Prestige and Prestige International included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in accordance with New Zealand generally accepted accounting principles applied on a consistent basis and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the consolidated financial statements of Suzanne included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in accordance with Australian generally accepted accounting principles applied on a consistent basis and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the notes to the financial statements of Prestige and Prestige International included or incorporated by reference in the Registration Statement and the Prospectus include, for each period presented, (x) a reconciliation of each item required to be reconciled under the Securities Act presented in accordance with United States generally accepted accounting principles and (y), to the extent applicable to such financial statements, a discussion of all differences between United States generally accepted accounting principles and New Zealand generally accepted accounting principles; the notes to the consolidated financial statements of Suzanne included or incorporated by reference in the Registration Statement and the Prospectus include, for each period presented, (x) a reconciliation of each item required to be reconciled under the Securities Act presented in accordance with the United States generally accepted accounting principles and (y), to the extent applicable to such consolidated financial statements, a discussion of all differences between United States generally accepted accounting principles and Australian generally accepted accounting principles; the pro forma financial information (including the notes thereto) included or incorporated by reference in the Registration Statement and the Prospectus
     (A) presents fairly in all material respects the information shown therein,
     (B) was prepared in accordance with the applicable requirements of Regulation S-X promulgated under the Exchange Act, (C) was prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information and (D) was properly computed on the bases described therein; in the opinion of the Company, the assumptions used in the preparation of such pro forma financial information (including, without limitation, the notes thereto) were fair and reasonable and the adjustments used therein were appropriate to give effect to the transactions or circumstances referred to therein; and no pro forma financial statements or other pro forma financial information is required to be included or incorporated by reference in the Registration Statement and the Prospectus other than those included or incorporated by reference therein;

          (g) since the date of the latest consolidated financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, there has not been (i) any change in the Company's issued capital stock, except issuances of shares of Common Stock issued after the date of such financial statements pursuant to the Company's employee benefit plans as in effect on the date hereof or (ii) any material adverse change, or any development involving an event or state of facts which could reasonably be expected to result in a material adverse change, in or affecting the general affairs, business, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries (as hereinafter defined), taken as a whole (each, a "Material Adverse Change"), whether or not
                                -----------------------
     arising from transactions or events occurring in the ordinary course of business; since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth therein,
     (1) there have been no transactions or contracts (written or oral) entered into or agreed to be entered into by the Company or any of the Subsidiaries (other than those in the ordinary course of business) which are material to the Company and the Subsidiaries, taken as a whole, and (2) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

          (h) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which the conduct of its business or its ownership or leasing of property requires it to be so qualified, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, business, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole (each, a "Material Adverse Effect");
               -----------------------

          (i) each direct and indirect foreign and domestic subsidiary of the Company listed on Schedule II hereto, which constitute all of the
                       -----------
     "significant subsidiaries" of the Company within the meaning of Rule 1-02 of Regulation X under the Exchange Act (each, a "Subsidiary" and,
                                                      ----------
     collectively, the "Subsidiaries"), has been duly incorporated or organized
                        ------------
     and is validly existing as a corporation or other business organization under the laws of its jurisdiction of incorporation, with corporate or other legal power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified as a foreign corporation or other business organization for the transaction of business and is in good standing under the laws of each jurisdiction in which the conduct of its business or its ownership or leasing of property requires it to be so qualified, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and all the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, are not subject to any preemptive or similar rights and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims and restrictions on transferability and voting (other than any restrictions on transferability as may arise under applicable securities laws);

          (j) this Agreement has been duly and validly authorized, executed and delivered by the Company;

          (k) the Company has the authorized, issued and outstanding capitalization set forth in the Prospectus under the heading "Capitalization;" the authorized capital stock of the Company conforms to the description thereof set forth in the Registration Statement and the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights; the Rights Agreement has been duly and validly authorized, executed and delivered by the Company; the Rights outstanding under the Rights Agreement and to be issued upon issuance of the Shares have been duly authorized; the Series A Preferred Stock to be issued upon exercise of the Rights has been duly authorized; the description of the Rights and the Rights Agreement set forth in the Registration Statement and the Prospectus is accurate in all material respects; and, except as set forth in the Registration Statement and the Prospectus, there are no outstanding (i) securities or other obligations convertible into or exchangeable or exercisable for any shares of capital stock, or other interest in, the Company or any Subsidiary, (ii) rights, warrants or options to acquire or purchase any shares of capital stock of, or other interest in, the Company or any Subsidiary or any such convertible, exchangeable or exercisable securities or obligations, or
     (iii) obligations or understandings to issue or sell any shares of capital stock of, or other interests in, the Company, any such convertible, exchangeable or exercisable securities or obligations, or any such warrants, rights or options;

          (l) there are no partnerships in which the Company or any of the Subsidiaries has any direct or indirect controlling interest that would constitute a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X under the Exchange Act; and, except for the capital stock of the Subsidiaries and except as set forth in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary owns, directly or indirectly, any shares of capital stock or any long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity;

          (m) all corporate action required to be taken for the authorization, issuance and sale of the Shares pursuant to this Agreement has been validly and sufficiently taken by the Company; the Shares to be issued and sold by the Company hereunder have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company to the Underwriters pursuant to this Agreement against payment by the Underwriters of the purchase price therefore in accordance with the terms of this Agreement, will be validly issued, will be fully paid and non-assessable, will not be subject to any preemptive or similar rights and will conform to the description thereof in the Prospectus; no holder of Shares will be subject to personal liability solely by reason of being such a holder;

          (n) the statistical and market-related data included or incorporated by reference in the Registration Statement and the Prospectus are based on or derived from sources which are reliable and accurate;

          (o) except for compensation to be paid to the Underwriters in accordance with this Agreement, the Company knows of no outstanding claims for services, either in the nature of a finder's fee or origination fee, with respect to any of the transactions contemplated hereby;

          (p) the execution and delivery by the Company of, and the full and timely performance by the Company of its obligations under, this Agreement, and the consummation of each of the transactions contemplated herein (including, without limitation, the issuance, sale and delivery of the Shares), (i) do not and will not result in any violation of the articles of incorporation or by-laws of the Company and (ii) do not and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under (1) any indenture, mortgage, loan agreement, note, lease, partnership agreement, franchise agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them may be bound or affected or to which any of their respective properties or assets may be subject (each, a "Contract" and collectively, the
                                     --------
     "Contracts"), other than such conflict, breach, default, acceleration,
      ---------
     prepayment, lien, charge or encumbrance that could not, individually or in the aggregate, reasonably be expected to result in any Material Adverse Effect, (2) any applicable law, rule or regulation (other than the securities or Blue Sky laws of the various states of the United States of America) or (3) any judgment, order or decree of any government, governmental or regulatory instrumentality, agency or body or court, domestic or foreign, or any arbitrator having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets;

          (q) no authorization, approval, consent or license of, or filing with, any government, governmental or regulatory instrumentality, agency or body or court, domestic or foreign (other than as have been made and obtained and are in full force and effect under the Securities Act or as may be required under the securities or Blue Sky laws of the various states of the United States of America), is required for the valid authorization, issuance, sale and delivery of the Shares by the Company or the full and timely performance by the Company of each of its obligations under this Agreement;

          (r) neither the Company nor any Subsidiary (i) is in violation of its articles of incorporation, by-laws or other organizational documents or
     (ii) is or with the giving of notice or lapse of time or both would be in violation of, or in breach of or in default under or in the performance or observance of, any obligation, agreement, covenant or condition contained in this Agreement or any Contract or of any judgment, order, decree, law, rule or regulation applicable to the Company or any Subsidiary, except for such violations, breaches or defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (s) except as set forth in the Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any government, governmental or regulatory instrumentality, agency or body or court, domestic or foreign, or any arbitrator now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any affiliate of the Company that, singly or in the aggregate with all such actions, suits and proceedings (i) could reasonably be expected to have a Material Adverse Effect or could reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated by this Agreement or (ii) is required to be described in the Registration Statement or the Prospectus that is not so described;

          (t) there are no Contracts or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

          (u) the Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, or a holding company or a subsidiary of a holding company under the Public Utility Holding Company Act of 1935, as amended;

          (v) the Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida);

          (w) except as set forth in the Registration Statement and the Prospectus, the Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances, security interests and defects except as could not reasonably be expected to materially affect the value of such property and could not reasonably be expected to interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as could not reasonably be expected to interfere with the use made or proposed to be made of such property and buildings by the Company and the Subsidiaries;

          (x) each of the Company and the Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus and except, in each case, where such revocation or modification could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (y) each of the Company and the Subsidiaries owns or possesses the patents, patent licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property") reasonably
                                     ---------------------
     necessary to carry on the business conducted by each as described in the Registration Statement and the Prospectus, except to the extent that the failure to own or possess such Intellectual Property could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and, except as set forth in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, except for notices the content of which, if accurate, could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (z) there are no labor disputes with the employees of the Company or any of the Subsidiaries that could, singly or in the aggregate, reasonably be expected to to have a Material Adverse Effect;

          (aa) no holder of any securities of the Company has any rights, not effectively satisfied or waived, to require the Company to register the sale of any securities under the Securities Act in connection with the filing of the Registration Statement or the consummation of the transactions contemplated therein or pursuant to this Agreement;

          (bb) the Company and the Subsidiaries are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (collectively, "Environmental Laws"), except where
                                          ------------------
     such noncompliance with Environmental Laws could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by
           ------------------
     the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum and petroleum-based product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other law, rule or regulation;

          (cc) except as set forth in the Registration Statement and the Prospectus, no authorization, approval or consent of any governmental authority or agency is required (other than those which have already been obtained) under the laws of any jurisdiction in which the Company or any of the Subsidiaries conduct their respective businesses in connection with the ownership by the Company or any Subsidiary of capital stock of any Subsidiary, any foreign exchange controls or the repatriation of any amount from or to the Company and the Subsidiaries, except to the extent that the failure to obtain such authorization, approval or consent could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (dd) the Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock, and the Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectus or other materials permitted under the Securities Act;

          (ee) the Company and the Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except for such filings and payments the failure to timely make or contest could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any Subsidiary which could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (ff) the Company and the offering of the Shares contemplated hereby meet all conditions and requirements for registration on a Form S-3 registration statement under the Securities Act; and

          (gg) the Company has delivered to the Underwriters written agreements, in form and substance satisfactory to the Underwriters, of each
     of its directors and executive officers and each of [          ], pursuant
     to which each has agreed not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any shares of Common Stock, any options, warrants or other rights to purchase Common Stock or any securities exercisable or exchangeable for or convertible into Common Stock for a period of 120 days after the date of the Prospectus without the prior written consent of J.P. Morgan Securities Inc.

          5. The Company covenants and agrees with each Underwriter as follows:

          (a) to use its best efforts to cause the Registration Statement (if the Registration Statement shall not have been declared effective prior to the effective time hereof) and any amendment to the Registration Statement to become effective at the earliest possible time and, if required, subject to clause (c) of this Section 5, to file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act;

          (b) to deliver, at the expense of the Company, (i) to each Representative and to Cahill Gordon & Reindel, counsel for the Underwriters, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and all documents incorporated by reference therein, (ii) to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein and (iii) to each of the Underwriters, upon request, as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representatives may reasonably request;

          (c) to give the Underwriters prompt notice of the Company's intention to file any Prospectus or any amendment or supplement to the Registration Statement or the Prospectus and, before filing any Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective under the Securities Act, to furnish to each Representative and counsel for the Underwriters a copy of the proposed Prospectus, amendment or supplement for review and not to file any such proposed Prospectus, amendment or supplement to which the Representatives reasonably object;

          (d) to advise the Representatives and counsel for the Underwriters promptly, and to confirm such advice in writing, (i) when the Registration Statement shall become effective under the Securities Act, (ii) when any amendment to the Registration Statement shall have become effective under the Securities Act, (iii) when the Prospectus or any amendment or supplement thereto shall have been filed with the Commission (iv) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus or any amendment or supplement thereto or of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement of or any order preventing or suspending the use of any Prospectus or the initiation or threatening of any proceeding for any such purpose, and (vi) of the receipt by the Company of any order or notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

          (e) if, during such period of time as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales by an Underwriter or any dealer, any event shall occur, information shall become known or condition exist as a result of which it is necessary or advisable to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Prospectus to comply with law, forthwith, at the sole expense of the Company, to prepare, and, subject to Section 5(c) above, file with the Commission and furnish, at the sole expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Underwriters and any other dealers upon request such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (f) to use its best efforts to register or qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall request and to continue such registration or qualification in effect so long as required for distribution of the Shares and to pay all fees and expenses (including fees and disbursements of counsel for the Underwriters) incurred in connection with such qualification;

          (g) to make generally available to its security holders and to the Representatives as soon as practicable, but not later than 15 months after the effectiveness of the Registration Statement, an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement (as such effective date is determined pursuant to Rule 158 under the Securities Act), which shall satisfy the provisions of
     Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

          (h) for a period of five years from the date hereof, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Common Stock, and copies of any reports and financial statements furnished to or filed with the Commission, the National Association of Securities Dealers, Inc. ("NASD")
                                                                        ----
     or any national securities exchange;

          (i) for a period of 120 days after the date of the Prospectus, not to directly or indirectly issue, offer, sell, contract to sell, or otherwise dispose of any shares of Common Stock, any options, warrants or other rights to purchase Common Stock or any securities exercisable or exchangeable for or convertible into Common Stock without the prior written consent of J.P. Morgan Securities Inc., other than (i) the Shares to be sold hereunder, (ii) options to acquire Common Stock, and shares of Common Stock issued upon the exercise of options, granted under existing employee benefit plans as in effect on the date hereof and (iii) shares of Common Stock issued upon the exercise, exchange or conversion of the securities listed on Schedule III hereto;
               ------------

          (j) whether or not the transactions contemplated hereby are consummated or this Agreement is terminated or shall not become effective, to pay all costs and expenses incident or relating to the performance of the Company's obligations hereunder, including, without limiting the generality of the foregoing, all costs and expenses (i) incurred in connection with the preparation, issuance, execution and delivery of the Shares, (ii) incurred in connection with the preparation, printing and filing under the Securities Act of the Registration Statement, any preliminary prospectus and the Prospectus (including in each case all exhibits, amendments and supplements thereto and all documents incorporated therein by reference), (iii) incurred in connection with the registration or qualification of the Shares under the securities or Blue Sky laws of such jurisdictions as the Representatives may request (including filing fees and the fees of counsel for the Underwriters and their disbursements),
     (iv) in connection with the listing of the Shares on the New York Stock Exchange and the Philadelphia Stock Exchange, (v) relating to any filing with the NASD in connection with the offering of the Shares, (vi) incurred in connection with the engagement of any qualified independent underwriter as may be required by NASD rules and regulations, (vii) incurred in connection with advertising relating to the Shares approved by the Company (which approval shall not be unreasonably withheld or delayed), (viii) relating to the fees and expenses of the transfer agent and registrar for the Shares and (x) relating to or in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the agreement among underwriters, each other document or instrument relating to the underwriting arrangements and the coordination of the offering of the Shares by the Underwriters, any dealer agreements, the preliminary and supplemental Blue Sky memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided;

          (k) to use the net proceeds of the offering of the Shares as set forth in the Prospectus under the heading "Use of Proceeds;"

          (l) during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, to file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time period required by the Exchange Act;

          (m) to use its best efforts to effect the approval for trading of the Shares on the New York Stock Exchange and the Philadelphia Stock Exchange; and

          (n) to deliver copies of the Prospectus to such place or places as shall be designated by the Representatives not later than 1:00 p.m., New York City time, on the day after the date hereof.

          6. The several obligations of the Underwriters hereunder to purchase the Underwritten Shares are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) the Registration Statement shall have become effective (or if a post-effective amendment to the Registration Statement is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; the Company shall have filed, if required, the Prospectus with the Commission within the time periods and in the manner specified by Rule 424(b) and Rule 430A under the Securities Act; and all requests for additional information by the Commission shall have been complied with to the satisfaction of the Representatives;

          (b) the representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

          (c) subsequent to the execution and delivery of this Agreement, there shall not have occurred or become known any Material Adverse Change, otherwise than as set forth in the Prospectus, the effect of which, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus (as used in this Section 6(c) "Prospectus" shall mean the Prospectus first used to confirm sales of the Shares, exclusive of any amendment or supplement thereto thereafter);

          (d) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company satisfactory to the Representatives to the effect set forth in subsections (a) and (b) of this Section 6 and to the further effect that, since the most recent date as of which information is given in the Prospectus, there shall not have occurred any Material Adverse Change (as used in this Section 6(d) "Prospectus" shall mean the Prospectus first used to confirm sales of the Shares, exclusive of any amendment or supplement thereto thereafter);

          (e) Klehr, Harrison, Harvey, Branzburg & Ellers, counsel for the Company, shall have delivered to the Representatives its signed written opinion, dated the Closing Date, addressed to the Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus;

                  (ii) this Agreement has been duly and validly authorized, executed and delivered by the Company;

                  (iii) the Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company to the Underwriters pursuant to this Agreement against payment by the Underwriters of the purchase price therefor in accordance with the terms of this Agreement, will be validly issued and will be fully paid and non-assessable;

                  (iv) the number of authorized shares of capital stock of the Company is as set forth in the Prospectus under the heading "Capitalization" and the authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus;

                  (v) the issuance of the Shares is not subject to preemptive rights arising by operation of law or under the articles of incorporation or by-laws of the Company; and no holder of the Shares will be subject to personal liability solely by reason of being such a holder;

                  (vi) there is no action, suit or proceeding before or by any government, governmental or regulatory instrumentality, agency or body or court, domestic or foreign, or any arbitrator now pending or, to the knowledge of such counsel, threatened against or affecting the Company or any Subsidiary or any affiliate of the Company that is required to be disclosed in the Registration Statement or the Prospectus that is not disclosed therein as required;

                  (vii) the execution and delivery by the Company of, and the full and timely performance by the Company of its obligations under, this Agreement, and the consummation of each of the transactions contemplated herein (including, without limitation, the issuance, sale and delivery of the Shares), (i) do not and will not result in any violation of the articles of incorporation or by-laws of the Company and (ii) do not and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under (1) any Contract, other than such conflict, breach, default, acceleration, prepayment, lien, charge or encumbrance that could not, individually or in the aggregate, reasonably be expected to result in any Material Adverse Effect, (2) any applicable law, rule or regulation (other than the securities or Blue Sky laws of the various states of the United States of America) or (3) any judgment, order or decree of any government, governmental or regulatory instrumentality, agency or body or court, domestic or foreign, or any arbitrator having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets;

                  (viii) no authorization, approval, consent or license of, or filing with, any government, governmental instrumentality, agency or body or court, domestic or foreign (other than as have been made and obtained and are in full force and effect under the Securities Act or as may be required under the securities or Blue Sky laws of the various states of the United States of America), is required for the valid authorization, issuance, sale and delivery of the Shares by the Company or the full and timely performance by the Company of each of its obligations under this Agreement;

                  (ix) the statements in the Prospectus under the headings "Description of Capital Stock" and "Underwriting" and in the Registration Statement in Item 15, insofar as such statements purport to summarize certain legal matters, documents or proceedings, fairly present in all material respects such legal matters, documents or proceedings; and

                  (x) each document incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements, schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) complies as to form in all material respects with the requirements of the Exchange Act;

                  (xi) no holder of any securities of the Company has any rights, not effectively satisfied or waived, to require the Company to register the sale of any securities under the Securities Act in connection with the filing of the Registration Statement or the consummation of the transactions contemplated therein or pursuant to this Agreement;

                  (xii) the Registration Statement and the Prospectus and all amendments and supplements thereto (except for the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus, as to which counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act;

                  (xiii) the Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, or a holding company or a subsidiary of a holding company under the Public Utility Holding Company Act of 1935, as amended;

                  (xiv) the Registration Statement has become effective under the Securities Act; all required filings of the Prospectus pursuant to Rule 424(b) under the Securities Act have been made in the manner and within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act; and no stop order suspending the effectiveness of the Registration Statement or order preventing or suspending the use of the Prospectus has been issued and no proceeding for any such purpose has been instituted or, to such counsel's knowledge, threatened by the Commission under the Securities Act;

               in addition, such counsel shall also include a statement to the effect that nothing has come to the attention of such counsel which leads such counsel to believe that (i) the Registration Statement (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need make no statement nor opinion), when it became effective, contained or, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus (other than the financial statements and schedules and other financial and statistical data included and incorporated by reference therein, as to which such counsel need make no statement nor opinion) as of its date contained or, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               in rendering such opinions, such counsel may rely (i) as to matters involving the application of laws other than the laws of the United States, the Commonwealth of Pennsylvania and the State of New York and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (reasonably satisfactory to counsel for the Underwriters) of other counsel reasonably acceptable to counsel for the Underwriters, familiar with the applicable laws; and (ii) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Subsidiaries and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company; the opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon;

          (f) Brian Sisko, Esq., Vice President and General Counsel to the Company, shall have delivered to the Representatives his signed written opinion, dated the Closing Date, addressed to the Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus;

                  (ii) the Company is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which the conduct of its business or its ownership or leasing of property requires it to be so qualified, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (iii) each of the Subsidiaries has been duly incorporated or organized and is validly existing as a corporation or other business organization under the laws of its jurisdiction of incorporation, with corporate or other legal power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus;

                   (iv) each of the Subsidiaries has been duly qualified as a foreign corporation or other business organization for the transaction of business and is in good standing under the laws of each jurisdiction in which the conduct of its business or its ownership or leasing of property requires it to be so qualified, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                    (v) all of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, are not subject to any preemptive or similar rights and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims and restrictions on transferability and voting (other than any restrictions on transferability as may arise under applicable securities laws);

                   (vi) this Agreement has been duly and validly authorized, executed and delivered by the Company;

                  (vii) the Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company to the Underwriters pursuant to this Agreement against payment by the Underwriters of the purchase price therefor in accordance with the terms of this Agreement, will be validly issued, and will be fully paid and non-assessable;

                 (viii) the number of authorized shares of capital stock of the Company is as set forth in the Prospectus under the heading "Capitalization" and the authorized capital stock of the Company conforms as to legal matters in all material respect to the description thereof contained in the Prospectus;

                  (ix) the issuance of the Shares is not subject to preemptive rights arising by operation of law or under the articles of incorporation or by-laws of the Company; and no holder of the Shares will be subject to personal liability solely by reason of being such a holder;

                   (x) all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights; the Rights Agreement has been duly and validly authorized, executed and delivered by the Company; the Rights outstanding under the Rights Agreement and to be issued upon issuance of the Shares have been duly authorized; the Series A Preferred Stock to be issued upon exercise of the Rights has been duly authorized; and the description of the Rights and the Rights Agreement set forth in the Registration Statement and the Prospectus is accurate in all material respects;

                  (xi) there is no action, suit or proceeding before or by any government, governmental or regulatory instrumentality, agency or body or court, domestic or foreign, or any arbitrator now pending or, to the knowledge of such counsel, threatened against or affecting the Company or any Subsidiary or any affiliate of the Company that is required to be disclosed in the Registration Statement or the Prospectus that is not disclosed therein as required;

                 (xii) the execution and delivery by the Company of, and the full and timely performance by the Company of its obligations under, this Agreement, and the consummation of each of the transactions contemplated herein (including, without limitation, the issuance, sale and delivery of the Shares), (i) do not and will not result in any violation of the articles of incorporation or by-laws of the Company and (ii) do not and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under (1) any Contract, other than such conflict, breach, default, acceleration, prepayment, lien, charge or encumbrance that could not, individually or in the aggregate, reasonably be expected to result in any Material Adverse Effect, (2) any applicable law, rule or regulation (other than the securities or Blue Sky laws of the various states of the United States of America) or (3) any judgment, order or decree of any government, governmental or regulatory instrumentality, agency or body or court, domestic or foreign, or any arbitrator having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets;

                  (xiii) no authorization, approval, consent or license of, or filing with, any government, governmental or regulatory instrumentality, agency or body or court, domestic or foreign (other than as have been made and obtained and are in full force and effect under the Securities Act or as may be required under the securities or Blue Sky laws of the various states of the United States of America), is required for the valid authorization, issuance, sale and delivery of the Shares by the Company or the full and timely performance by the Company of each of its obligations under this Agreement;

                   (xiv) each document incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements, schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) complies as to form in all material respects with the requirements of the Exchange Act;

                    (xv) there are no Contracts or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required; and

                   (xvi) no holder of any securities of the Company has any rights, not effectively satisfied or waived, to require the Company to register the sale of any securities under the Securities Act in connection with the filing of the Registration Statement or the consummation of the transactions contemplated therein or pursuant to this Agreement;

               in addition, such counsel shall also include a statement to the effect that nothing has come to the attention of such counsel which leads such counsel to believe that (i) the Registration Statement (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need make no statement nor opinion), when it became effective, contained or, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need make no statement nor opinion) as of its date contained or, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               in rendering such opinions, such counsel may rely (i) as to matters involving the application of laws other than the laws of the United States, the Commonwealth of Pennsylvania and the State of New York and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (reasonably satisfactory to counsel for the Underwriters) of other counsel reasonably acceptable to counsel for the Underwriters, familiar with the applicable laws; and (ii) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Subsidiaries and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Subsidiaries; the opinion of such counsel shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon;

          (g) at the time this Agreement is executed and also on the Closing Date, each of Ernst & Young L.L.P. and Deloitte & Touche, L.L.P. shall have furnished to the Representatives signed letters, dated the respective dates of delivery thereof, addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information included or incorporated by reference in the Registration Statement and the Prospectus;

          (h) the Representatives shall have received on and as of the Closing Date a favorable opinion of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as it may reasonably request to enable it to pass upon such matters;

          (i) the Shares shall have been approved for trading on the New York Stock Exchange and the Philadelphia Stock Exchange; and

          (j) on or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

The several obligations of the Underwriters to purchase Option Shares hereunder are subject to satisfaction of the conditions set forth in paragraphs (a) through (j) above on and as of the applicable Additional Closing Date, except that the certificate called for by paragraph (d) above, the opinions called for by paragraphs (e), (f) and (h) above and the letters called for by paragraph (g) above shall be dated as of, and delivered on, the applicable Additional Closing Date.

          7. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with defending or investigating any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with defending or investigating any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 7 and clauses (a),
(b) and (c) of Section 4, the only written information furnished by the Underwriters to the Company expressly for use in the Registration Statement and the Prospectus is the information in the last paragraph on the cover page of the Prospectus and the [third] paragraph under the heading "Underwriting" in the Prospectus.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs of this Section 7, such person (hereinafter called the "Indemnified Person") shall promptly notify the person against whom such
 ------------------
indemnity may be sought (hereinafter called the "Indemnifying Person") in
                                                 -------------------
writing, and the Indemnifying Person, upon request of the Indemnified Person, shall promptly retain counsel satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (a) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (b) there has been a failure by the Indemnifying Person to promptly retain counsel reasonably satisfactory to the Indemnified Person or (c) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.
It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. Any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (1) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (2) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

          If the indemnification provided for in the first or second paragraph of this Section 7 is unavailable to any extent to an Indemnified Person under such paragraph in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities as follows: as between the Company on the one hand and the Underwriters on the other (a) in such proportion as is appropriate to reflect the aggregate relative benefits received by the Company and by the Underwriters from the offering of the Shares or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata
                                                                        --------
allocation (even if the Underwriters
were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I
                                                                      ----------
hereto, and not joint.

          The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and
(c) acceptance of and payment for any of the Shares.

          8. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Shares) may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of Option Shares, prior to the applicable Additional Closing Date) (a) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the Nasdaq National Market, the American Stock Exchange or the Philadelphia Stock Exchange, (b) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in the State of New York shall have been declared by either Federal or New York State authorities, or (d) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          9.   This Agreement shall become effective upon the later of
(a) execution and delivery hereof by the parties hereto and (b) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

          If, on the Closing Date or an Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the aggregate number of Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I hereto bears to
                                                    ----------
the aggregate number of Underwritten Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided, however, that in no event shall the aggregate
                       --------  -------
number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or an Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase the aggregate number of Shares which it or they have agreed to purchase hereunder on such date, and the number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of the aggregate number of Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting

Underwriter or the Company. In any such case, either the Representatives or the Company shall have the right to postpone the Closing Date (or, in the case of Option Shares, the applicable Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors, assigns, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          12. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by J.P. Morgan Securities alone shall be binding upon the Underwriters and the Representatives. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (facsimile: (212) 648-5790), Attention: Syndicate Department. Notices to the Company shall be given to it at National Media
Corporation, 1700 Walnut Street, Philadelphia, PA 19103 (facsimile:  (   )    -
), Attention:  [         ].

          13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

          If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.



                                Very truly yours,

                                NATIONAL MEDIA CORPORATION



                                By: ____________________________________________
                                    Name:
                                    Title:

Accepted: [          ], 1996

J.P. MORGAN SECURITIES INC.
TUCKER ANTHONY INCORPORATED

Acting severally on behalf of
  themselves and the several
  Underwriters listed in
  Schedule I hereto.
  ----------

  By:  J.P. MORGAN SECURITIES INC.
     Acting on behalf of itself and
     the several Underwriters listed
     in Schedule I hereto.
        --------

By: ___________________________
    Name:
    Title:

                                   SCHEDULE I



                                                          Number of Underwritten
Underwriter                                               Shares To Be Purchased
- -----------                                               ----------------------

J.P. Morgan Securities Inc.
Tucker Anthony Incorporated                                     ________________


         Total . . . . . . . . . . . . . . . .                  ================

                                  SCHEDULE II



                                  Subsidiaries
                                  ------------

                                  SCHEDULE III


                      Outstanding Securities Exercisable,
                      Exchangeable or Convertible for or
                      into Common Stock
                      -----------------------------------